Dryden High Yield Fund, Inc.

Supplement dated March 30, 2007
to the Prospectus dated March 1, 2007

The following information supercedes any contrary information contained in the Prospectus, in particular, the sections listed below.

The language in the tables below is revised to show the maximum initial sales charge on Class L shares to be 4.25% instead of 5.75%

To reflect these changes, the section of the Prospectus entitled “FEES AND EXPENSES” is amended with the following:

Shareholder Fees (paid directly from your investment)

Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%

To reflect these changes, the section of the Prospectus entitled “HOW TO BUY SHARES – Choosing a Share Class” is amended with the following:

Class L
Maximum initial sales charge	4.25% of the public offering price

LR00147